                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): April 16, 2003

            000-24478                              38-3073622
      (Commission File No.)              (IRS Employer Identification No.)


                             DEARBORN BANCORP, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)

                       22290 Michigan Avenue, Dearborn, MI
                       -----------------------------------
                    (Address of Principal Executive Offices)

                                      48124
                                      -----
                                   (Zip Code)

                                 (313) 274-1000
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


Item 9.  Regulation FD Disclosure (Provided Under Item 12)
----------------------------------------------------------


On April 16, 2003, the Registrant issued a news release announcing its 2003 first quarter earnings. A copy of the news release, including unaudited financial information released as a part thereof, is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.


Item 7.  Exhibits
-----------------


99.1 Registrant's April 16, 2003 News Release announcing its 2003 first quarter earnings





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DEARBORN BANCORP, INC.
FORM 8-K  (continued)


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                             Dearborn Bancorp, Inc.
                                  (Registrant)





                               /s/ John E. Demmer
                      -------------------------------------
                                 John E. Demmer
                                    Chairman



                               /s/ Michael J. Ross
                      -------------------------------------
                                 Michael J. Ross
                      President and Chief Executive Officer



                              /s/ Jeffrey L. Karafa
                      -------------------------------------
                                Jeffrey L. Karafa
                      Treasurer and Chief Financial Officer




Date:  April 16, 2003



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                                 Exhibit Index

Exhibit No.             Exhibit Description
-----------             -------------------

   99.1 Registrant's April 16, 2003 News Release announcing its 2003 first quarter earnings